UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2013

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
⁭	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2013, Mid Penn Bancorp, Inc. (“Corporation”) issued a press release discussing its financial results for the first quarter of 2013.  Attached hereto as Exhibit 99.1 is a copy of the Corporation’s press release dated April 29, 2013.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01    OTHER EVENTS.

On April 24, 2013, the Registrant declared a quarterly cash dividend of $0.05 per common share payable May 27, 2013 to shareholders of record May 8, 2013.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 29, 2013

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Date: April 29, 2013	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer

Exhibit 99.1

PRESS RELEASE

Mid Penn Bancorp, Inc.

349 Union Street

Millersburg, PA  17061

1-866-642-7736

CONTACTS

Rory G. Ritrievi President Chief Executive Officer	Kevin W. Laudenslager Chief Financial Officer

MID PENN BANCORP, INC. REPORTS FIRST QUARTER EARNINGS AND DECLARES DIVIDEND

April 29, 2013 – Millersburg, PA – Mid Penn Bancorp, Inc. (“Mid Penn”) (NASDAQ:  MPB), the parent company of Mid Penn Bank, today reported net income available to common shareholders for the first quarter of $624,000, or $0.18 per common share.  Mid Penn also reported increases of $7,233,000 in total loans, $8,805,000 in total assets, and $3,614,000 in total deposits, over the same period in 2012.

2013 Financial Highlights
(dollars in thousands, except per share data)

			Change
	03/31/13	03/31/12	$	%

Total Assets	$726,430	$717,625	$8,805	1.2%

Total Loans (net)	489,326	482,093	7,233	1.5%

Total Deposits	640,185	636,571	3,614	0.6%

	Quarter Ended

			Change
	03/31/13	03/31/12	$	%

Net Interest Income	$5,459	$5,677	$(218)	-3.8%

Provision for Loan and Lease Losses	495	300	195	65.0%

Total Noninterest Income	850	738	112	15.2%

Total Noninterest Expense	5,037	4,738	299	6.3%

Net Income Available to Common Shareholders	624	1,006	(382)	-38.0%

Diluted Earnings per Common Share	0.18	0.29	(0.11)	-37.9%

Return on Average Equity	5.26%	8.42%	N/A	-37.5%

President’s Statement

Mid Penn’s earnings for the first quarter of 2013 were below our expectations for the start of the new year.  Loans outstanding started the year on a decline stemming from a combination of early payoffs and lack of new lending volume.  This situation stabilized late in the quarter, and we were able to record an increase in loans year over year.  The depressed loan levels throughout much of the first quarter contributed to the reduced net interest income, but we anticipate a rebound in interest income from the growth in earning assets going forward.  The provision for loan and lease losses is reflective of specific issues, as well as the growth in the portfolio.  Noninterest expenses are being negatively impacted by actual medical claims in Mid Penn’s self-funded medical insurance plan.

Controllable expenses are being diligently managed.  We also see opportunities for positive resolution of some troubled assets.  We continue to have a positive outlook for the Bank’s future in spite of the earnings performance in the first quarter.

On behalf of the Board of Directors, I announce today that Mid Penn Bancorp, Inc. is declaring a cash dividend of $0.05 per share on our common stock.  The dividend is payable May 27, 2013 to shareholders of record May 8, 2013.

Management considers subsequent events occurring after the balance sheet date for matters which may require adjustment to, or disclosure in, the consolidated financial statements.  The review period for subsequent events extends up to and including the filing date of a public company’s consolidated financial statements when filed with the Securities and Exchange Commission (“SEC”).  Accordingly, the financial information in this announcement is subject to change.

SPECIAL CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this press release may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Mid Penn to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  The words “expect”, “anticipate”, “intend”, “plan”, “believe”, “estimate”, and similar expressions are intended to identify such forward-looking statements.

Mid Penn’s actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

•	The effects of future economic conditions on Mid Penn and its customers;
•	Governmental monetary and fiscal policies, as well as legislative and regulatory changes;
•	Possible impacts of the capital and liquidity requirements proposed by the Basel III standards and other regulatory pronouncements, regulations and rules;
•	The effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
•

The risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;

•	The effects of economic deterioration and the prolonged economic malaise on current customers, specifically the effect of the economy on loan customers’ ability to repay loans;
•

The effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in Mid Penn’s market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;

•	The costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
•	Technological changes;
•	Acquisitions and integration of acquired businesses;
•	The failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;
•	Acts of war or terrorism;
•	Volatilities in the securities markets; and
•	Slow economic conditions.

All written or oral forward-looking statements attributable to Mid Penn are expressly qualified in their entirety by these cautionary statements.